                                                                      EXHIBIT 23

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

         We consent to the incorporation by reference in Registration Statement Nos. 33-53361, 33-53401, 33-65509, 333-83809 and 333-69002 of Applied Industrial
Technologies, Inc. on Forms S-8 of our reports dated August 6, 2004 appearing in and incorporated by reference in this Annual Report on Form 10-K of Applied Industrial Technologies, Inc. for the year ended June 30, 2004.

/s/ Deloitte & Touche, LLP

Cleveland, Ohio
September 8, 2004